Exhibit 10.3
ADDENDUM AGREEMENT
THIS ADDENDUM AGREEMENT (“Addendum Agreement”) is made this 17th day of April 2007, by and between US ECOLOGY NEVADA, INC., a Delaware Corporation and successor in interest to US ECOLOGY, INC., formerly known as NUCLEAR ENERGY ENGINEERING, INC. (“LESSEE”), and the STATE OF NEVADA, DIVISION OF STATE LANDS, on behalf of the DEPARTMENT OF CONSERVATION AND NATURAL RESOURCES (“LESSOR”) and modifies the Lease entered May 1, 1977.
WITNESSETH:
WHEREAS, LESSEE has been utilizing this site for the storage and disposal of hazardous materials and substances since January 5, 1962; and
WHEREAS, LESSOR and LESSEE, on May 1, 1977, entered into a Lease (hereinafter the “Lease”) for a definite term of years followed by a ten year extension, whereby LESSOR leased to LESSEE certain real property in Nye County, Nevada (hereinafter the “SITE”); and
WHEREAS, LESSOR and LESSEE have entered into two previous Addendum Agreements, one dated December 7, 1979, and one on March 28, 1988 and the parties entered into a Settlement Agreement on September 24, 1993, which amended the terms of the original lease; and
WHEREAS, said Settlement Agreement on page 18, paragraph 8, recites in part, “...US Ecology in its sole discretion may exercise its option to extend the Lease...until such time as the Beatty Facility has reached its full capacity...”; and
WHEREAS, LESSEE has exercised its right to extend the term of the Lease based on LESSEE’s exercise of its Option to extend the term of the lease, and the LESSOR has agreed to extend the term of the lease; and
WHEREAS, LESSEE has been issued a 5 year permit by the Nevada Division of Environmental Protection on April 29, 2005, which will expire on April 29, 2010 subject to timely renewal; and
WHEREAS, the SITE has a remaining useful life as a hazardous waste disposal facility for approximately twenty (20) years; and
WHEREAS, LESSOR and LESSEE agree that it is mutually beneficial to continue under the terms of the AGREEMENT; and
WHEREAS, LESSOR has determined that the Rents and Fees do not need to be adjusted at this time; and
WHEREAS, LESSOR and LESSEE desire to continue the Lease on a year-to-year periodic tenancy, which will terminate when the facility reaches full capacity or when terminated by either party, as provided below;
NOW, THEREFORE, in consideration of the above recitals, the mutual covenants set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, LESSOR and LESSEE agree as follows:
AGREEMENT:
1. Recitals. The above recitals are an integral part of the AGREEMENT and understanding of the parties and are hereby incorporated by reference.
2. Specific Lease Amendments. Effective as of May 1, 2007, (the “Effective Date”), the terms of the Lease are amended as follows:
a. The Term of the Lease shall continue as a year-to-year “periodic tenancy” beginning May 1, 2007 continuing to May 1, 2008. The year-to-year term will continue thereafter until such time that the facility is at capacity and can no longer accept materials for disposal, or it is terminated by LESSEE at its option, upon giving a NINETY (90) day written notice to terminate, or it is terminated by the LESSOR in accordance with section 14, Violations, of the Lease.

3. Effect of Addendum Agreement. Except as modified by this Addendum Agreement, the Lease, and all amendments to the Lease, shall remain in full force and effect. In the event of any conflict between the terms of the Lease and this Addendum Agreement, this Addendum Agreement shall control. This Addendum Agreement shall not be effective and binding unless and until it is fully executed and delivered by both LESSEE and LESSOR.
IN WITNESS WHEREOF, the parties hereby have executed this Addendum Agreement to Lease as of the day and year first written above.
LESSOR:
STATE OF NEVADA
Division of State Lands

By:	/s/ Pamela B. Wilcox Pamela B Wilcox
Administrator and Ex-Officio State Land Registrar

STATE OF NEVADA	)
:ss.
CARSON CITY	)
On April 26, 2007, personally appeared before me, a Notary Public PAMELA B. WILCOX, Administrator and Ex-Officio State Land Registrar, Division of State Lands, who acknowledged that she executed the above document on this date.

/s/ Colleen Butler Colleen Butler
Notary Public
LESSEE:
US ECOLOGY NEVADA, INC.
A Delaware Corporation

By: Printed Name:	/s/ Stephen A. Romano Stephen A. Romano
Its:	President
STATE OF      IDAHO               )
                                                  :ss.
COUNTY OF   ADA           )
On April 17th, 2007, personally appeared before me, a Notary Public Stephen A. Romano, in his/her capacity as President for US Ecology Nevada, Inc., who acknowledged that he/she executed the above document on this date.

/s/ Carol Ann Henson Carol Ann Henson
Notary Public — Commission Expires 7-2-2011
APPROVED as to Form:
CATHERINE CORTEZ MASTO
Attorney General

By:	/s/ William Frey William Frey
Sr. Deputy Attorney General